                                                                   EXHIBIT 10.1
                               THIRD AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of May 24, 2000 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

         WITNESSETH THAT:

         WHEREAS, the Company, the Lenders and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 26, 1999, a First Amendment to Fourth Amended and Restated Credit Agreement and a Second Amendment to Fourth Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility; and

         WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

         1. CERTAIN DEFINED TERMS. Each capitalized term used herein without being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting "May 24, 2000" therein and inserting therefor "June 30, 2000".

                  (b) Section 2.02(d) of the Agreement is hereby amended in its entirety to read as follows:

                        (d) AGENT'S FEES. The Company shall pay to the Agent
                   fees in accordance with the terms of a letter dated
                   May 24, 2000 as the same may be amended, supplemented, restated or replaced from time to time.

                  (c) Exhibit E to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit E hereto.

                  (d) Schedule 1.01(b) to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 1.01(b) hereto.

                  (e) Schedule 3.01 to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 3.01 hereto.

                  (f) Schedule 3.05 to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 3.05 hereto.

         3. EXITING LENDER. On May 24, 2000 (the "Effective Date"), the aggregate unpaid principal amount of the Warehousing Loans made by Bank One, Texas, N.A. (the "Exiting Lender") under the Existing Credit Agreement and related Warehousing Note issued to the Exiting Lender thereunder, together with all interest, facility fees and other amounts, if any, payable to the Exiting Lender thereunder as of the Effective Date (the "Payoff Amount"), shall be repaid in full from the proceeds of Warehousing Loans made by the other Lenders, and the Commitment of the Exiting Lender under the Existing Credit Agreement shall terminate. The Company shall give the Agent notice pursuant to Section 2.01(c) with respect to such Warehousing Loans. The Agent shall distribute to the Exiting Lender by not later than 3:00 P.M. (Minneapolis time) on the Effective Date out of the proceeds of Warehousing Loans made for such purpose, the amount required to pay such Exiting Lender's Payoff Amount in full, whereupon: (a) the Exiting Lender shall no longer be a party to the Credit Agreement (except to the extent provided in Section 8.10 thereof with respect to the survival of certain provisions, which shall remain in effect as to the Exiting Lender); and (b) the Exiting Lender shall not be deemed to be a "Lender" for any purpose under the Credit Agreement.

         4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Company and all of the Lenders, provided the following conditions are satisfied:

                  (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and
         Section 4 of the Servicing Security Agreement, of NCCC and NC Residual II Corporation in Section 4 of the Residual Security Agreement, and of NCFC in Section 15 of the Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

                  (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

                  (c) No material adverse change in the business, assets, financial condition or prospects of the Company shall have occurred since December 31, 1999.

                  (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                           (i) copy of resolutions of the Board of Directors of the Company, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment and the other agreements, documents and instruments related hereto;

                           (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

                           (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment; and

                           (iv) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

         5. ACKNOWLEDGMENTS. The Company and each Lender acknowledge that, as amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and
(iii) no Events of Default or Unmatured Events of Default exist.

         6.       GENERAL.

                  (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this

         Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE
                              CORPORATION

                              By  /s/ Patrick J. Flanagan
                                --------------------------------
                              Its  EVP
                                 -------------------------------


                              U.S. BANK NATIONAL ASSOCIATION

                              By /s/ Edwin Jenkins
                                --------------------------------
                              Its Senior Vice President
                                 -------------------------------


                              GUARANTY FEDERAL BANK, FSB

                              By /s/ Gregory W. Jackson
                                --------------------------------
                              Its Senior Vice President
                                 -------------------------------



                              BANK UNITED

                              By /s/ Michelle Perrin
                                --------------------------------
                              Its Vice President
                                 -------------------------------


                     [Signature Page for Third Amendment to
                  Fourth Amended and Restated Credit Agreement]

                              RESIDENTIAL FUNDING CORPORATION

                              By /s/ Gary Shev
                                --------------------------------
                              Its Director
                                 -------------------------------



                              CHASE BANK OF TEXAS, N.A.

                              By /s/ Fred Thowley
                                --------------------------------
                              Its Vice President
                                 -------------------------------



                              UNION BANK OF CALIFORNIA

                              By /s/ Donald Rubin
                                --------------------------------
                              Its Vice President
                                 -------------------------------



                              BANK ONE, TEXAS, N.A., as Exiting Lender

                              By /s/ Gregory Martin
                                --------------------------------
                              Its Vice President
                                 -------------------------------


                     [Signature Page for Third Amendment to
                  Fourth Amended and Restated Credit Agreement]

                                                                   EXHIBIT E TO
                                                             THIRD AMENDMENT TO
                                                             FOURTH AMENDED AND
                                                      RESTATED CREDIT AGREEMENT

                            FORMULA FOR DETERMINING
                          WAREHOUSING COLLATERAL VALUE

     "WAREHOUSING COLLATERAL VALUE": at the time of any determination as it pertains to the following described types or kinds of assets which constitute Warehousing Collateral:

     (1) A Mortgage Loan the entire interest in which is owned by the Company and which is an Eligible Mortgage Loan covering a completed residential property, PROVIDED that such Mortgage Loan has been pre-approved for purchase under a Take-Out Commitment and the aggregate available amount of such Take-Out Commitment is not less than the aggregate outstanding principal amount of Mortgage Loans pre-approved for delivery thereunder, and provided that at the time such Mortgage Loan was pledged under the Pledge and Security Agreement not more than 180 days had elapsed from the date such Mortgage Loan was closed: the least of: (i) the purchase price under the Take-Out Commitment to which such Mortgage Loan has been assigned or, if such Mortgage Loan has not been so assigned, the weighted average purchase price for Mortgage Loans under Take-Out Commitments under which such Mortgage Loan has been pre-approved for delivery, LESS three percent (3%) of the original principal balance, (ii) the unpaid principal amount of such Mortgage Loan, or
(iii) at the election of the Agent, the Fair Market Value of such Mortgage Loan, LESS three percent (3%) of the original principal balance.

     (2) All Eligible Servicing Receivables owned by the Company: eighty percent (80%) of the sum of the amount of all Eligible Servicing Receivables.

     (3) Such other assets of the Company as the Company shall offer to the Required Lenders and as the Required Lenders shall accept in their sole discretion as Warehousing Collateral: the amount of Warehousing Collateral Value which the Required Lenders in their sole discretion assign thereto.

Notwithstanding the foregoing:

     (i) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans which have been closed and funded under Agreements to Pledge, and with respect to which the Agent has not received the instruments and documents described in paragraph 2 of the related Collateral Identification Letters, shall be not more than (a) during each Month-End Period, fifty percent (50%) of the aggregate Commitment Amounts and (b) at all other times, thirty-three and one-third of one percent (33.33%) of the aggregate Commitment Amounts;

     (ii) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances in excess of $240,000 shall not exceed thirty-five percent (35%) of the aggregate Commitment Amounts;

     (iii) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances of $500,000 or greater but less than $750,000 shall not exceed twenty percent (20%) of the aggregate Commitment Amounts;

     (iv) the maximum aggregate Warehousing Collateral Value of Mortgage Loans with original principal balances of $750,000 or greater shall not exceed ten percent (10%) of the aggregate Commitment Amounts;

     (v) the maximum aggregate Warehousing Collateral Value of a single Mortgage Loan shall not exceed $1,000,000;

     (vi) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- or C shall not exceed twenty percent (20%) of the aggregate Commitment Amounts;

     (vii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans with a Risk Rating of C- shall not exceed ten percent (10%) of the aggregate Commitment Amounts;

     (viii) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans secured by Second Mortgages shall not exceed ten percent (10%) of the aggregate Commitment Amounts;

     (ix) the maximum aggregate Warehousing Collateral Value of all Mortgage Loans secured by Second Mortgages which have a Loan-to-Value Ratio of greater than 100% shall not exceed five percent (5%) of the aggregate Commitment Amounts;

     (x) the maximum aggregate Warehousing Collateral Value of all Eligible Servicing Receivables shall not exceed five percent (5%) of the aggregate Commitment Amounts; and

     (xi) the portion of the Warehousing Collateral Value of all Eligible Servicing Receivables consisting of Foreclosure Advance Receivables shall not exceed two and one-half percent (2.5%) of the aggregate Commitment Amounts.

     A Mortgage Loan, or Mortgage-backed Security issued in consideration of a Mortgage Loan, will be considered as having no Warehousing Collateral Value if, as to any such Mortgage Loan, any of the following events occur:

     (a) more than 90 days elapse from the date on which the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Agent in accordance with Sections 4.01 and 4.02 of the Pledge and Security Agreement;

     (b) 21 or more days elapse from the date a document relating to such Mortgage Loan was delivered to the Company for correction in accordance with
Section 10.01 of the Pledge and Security Agreement and such document has not been returned to the Agent;

     (c) 45 or more days elapse from the date such Mortgage Loan was delivered to an Investor pursuant to Section 10.02 of the Pledge and Security Agreement for examination and purchase under a Take-Out Commitment and such Mortgage Loan has not been returned to the Agent;

     (d) more than one payment on such Mortgage Loan is delinquent, as reported on any Compliance/Borrowing Base Certificate delivered to each Lender pursuant to Section 4.01(c)(ii) of the Credit Agreement, such Mortgage Loan has been rescinded, canceled or avoided, or such Mortgage Loan is subject to any rights of rescission, cancellation or avoidance or to any counterclaims, offsets or defenses, whether by operation of law or otherwise;

     (e) the Company fails to deliver any document relating to such Mortgage Loan within five Business Days after being requested to do so by the Agent pursuant to Section 4.03 of the Pledge and Security Agreement;

     (f) such Mortgage Loan was listed on a Loan Detail Listing delivered to the Agent with an Agreement to Pledge and a Collateral Identification Letter, and such Mortgage Loan shall not have closed on or before the close of business on the Business Day on which such Loan Detail Listing was delivered;

     (g) such Mortgage Loan was closed and funded with the proceeds of a Warehousing Loan under an Agreement to Pledge and the Company fails to deliver to the Agent, with respect to such Mortgage Loan, within seven Business Days after the date of such Agreement to Pledge, the documents referred to in Section 4.02 of the Pledge and Security Agreement;

     (h) the Agent, for the benefit of the Lenders, does not have a perfected, first priority security interest in such Mortgage Loan;

     (i) the Agent notifies the Company that in its reasonable opinion such Mortgage Loan is not marketable and will not be given Warehousing Collateral Value;

     (j) such Mortgage Loan has a Risk Rating lower than C-; or

     (k) such Mortgage Loan was closed and funded more than one hundred eighty (180) days prior to the date the Mortgage Note and other documents relating to such Mortgage Loan were delivered to the Agent in accordance with
Section 4.02 of the Pledge and Security Agreement.

     An Eligible Servicing Receivable shall cease to have Warehousing Collateral Value if:

     (i) such receivable is not paid (A) in the case of a Pool P&I Payment Receivable, on or before the first Business Day of the first P&I Cleanup Period beginning after the date the related Pool P&I Payment was made, (B) in the case of a T&I Receivable, one hundred eighty (180) days after the date of the related T&I Payment, and (C) in the case of a Foreclosure Advance Receivable, two hundred seventy (270) days after the date foreclosure or bankruptcy proceedings with respect to the related Mortgage Loan commenced;

     (ii) such receivable is disputed by any Person, or the Company obtains knowledge of any grounds for any such dispute;

     (iii) the Servicing Contract under which such receivable arose terminates, or any party under such Servicing Contract asserts a right to terminate such Servicing Contract, for any reason;

     (iv) the Company fails to comply with any of the requirements of the Credit Agreement or the Servicing Security Agreement with respect thereto; or

     (v) the Agent, for the benefit of the Lenders, does not have a perfected, first priority security interest in such receivable or the related Servicing Contract.

     In addition, a Pool P&I Payment Receivable shall have no Warehousing Collateral Value during any P&I Cleanup Period.

    As used in the foregoing definition of Warehousing Collateral Value and all defined terms used therein and in the following defined terms, all terms defined in the Credit Agreement are used as therein defined and, in addition, the following terms shall have the following respective meanings:

     "AGREEMENT TO PLEDGE": as defined in the Pledge and Security Agreement.

     "APPRAISED VALUE": with respect to an interest in real estate, the then current fair market value thereof as of a recent date, as determined in accordance with accepted methods of appraising by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

         "APPROVED SECOND MORTGAGE INVESTOR": an Investor that has been approved in writing by Agent for the purchase of Mortgage Loans secured by Second Mortgages.

         "COLLATERAL IDENTIFICATION LETTER": as defined in the Pledge and Security Agreement.

         "ELIGIBLE MORTGAGE LOAN": a closed-end Mortgage Loan secured by a First Mortgage or a Second Mortgage on improved real estate in an original principal amount not in excess of (a) in the case of Mortgage Loans secured by First Mortgages, 80% of the Appraised Value of such real estate, and (b) in the case of Mortgage Loans secured by Second Mortgages, 80% of the Appraised Value of such real estate minus the amount of the Mortgage Loan secured by the First Mortgage thereon, unless either (i) the amount of such Mortgage Loan in excess of the maximum set forth above is insured, or is subject to a commitment to be insured, by an insurer approved by the Agent, or (ii) such Mortgage Loan (A) has a Loan-to-Value Ratio of not more than 100%, in the case of a Mortgage Loan secured by a First Mortgage, or 125% in the case of a Mortgage Loan secured by a Second Mortgage, (B) in the case of Mortgage Loans secured by a First Mortgage, satisfies the underwriting guidelines or other applicable standards of the Investor referenced in clause
(C) below for a Risk Rating of at least "C-", or in the case of Mortgage Loans secured by a Second Mortgage, is underwritten in accordance with the applicable Underwriting Guidelines, (C) in the case of a Mortgage Loan secured by a Second Mortgage, has been pre-approved by an Approved Second Mortgage Investor for purchase under a Take-Out Commitment, (D) in the case of a Mortgage Loan secured by a Second Mortgage, is originated or acquired pursuant to a program offered by such Approved Second Mortgage Investor and
(E) has an original principal amount of not more than $1,000,000.

         "ELIGIBLE SERVICING RECEIVABLE": a Pool P&I Payment Receivable, T&I Receivable or Foreclosure Advance Receivable with respect to which each of the following statements shall be accurate and complete (and the Company, by including any such receivable in any computation of the Borrowing Base, shall be deemed to so represent and warrant to the Agent and the Lenders):

              (a) The Servicing Contract under which such receivable arose is in full force and effect and is free of any default of the Company and there does not exist any fact or circumstance that would entitle the investor thereunder to terminate said Servicing Contract;

              (b) No Person has a Lien or other interest or claim on any right, title or interest of the Company under the Servicing Contract under which such receivable arose or on any right of the Company to payment thereunder;

              (c) Such receivable arose in connection with a servicing advance made by or a servicing fee owed to the Company, whether on account of principal or interest, property taxes or property insurance or otherwise, consistent with all terms and conditions of the related Servicing Contract and is free of any counterclaim, right of appeal or defense to payment; and

              (d) The pledge by the Company of its right to payment of such receivable does not violate any requirement of law or contractual obligation, or require the giving of notice to or obtaining the consent of any Person, including, without limitation, the investor party to the related Servicing Contract.

         "FAIR MARKET VALUE": at any date with respect to any Mortgage Loan, the bid price quoted in writing to the Agent as of the computation date by two nationally recognized dealers selected by the Agent who at the time are making a market in similar Mortgage Loans, multiplied, in any case, by the outstanding principal amount thereof.

         "FIRST MORTGAGE": a Mortgage which is subject to no prior or superior mortgage liens.

         "FORECLOSURE ADVANCE": a recoverable advance made by the Company for T&I Payments or the costs of repair or enforcement in connection with the foreclosure or other enforcement of a Mortgage Loan which is part of a pool of Mortgage Loans backing a Mortgage-backed Security being serviced by the Company under a Servicing Contract.

         "FORECLOSURE ADVANCE RECEIVABLE": on a date of determination, a valid, readily enforceable claim of the Company to retain amounts received or to be received from an obligor, or out of the foreclosure proceeds, under a Mortgage Loan serviced by the Company to reimburse the Company for a Foreclosure Advance.

         "LOAN DETAIL LISTING": as defined in the Pledge and Security
Agreement.

         "LOAN-TO-VALUE RATIO": with respect to a Mortgage Loan secured by a Mortgage on improved real estate, the ratio (expressed as a percentage) which
(a) the sum of the original principal amount of such Mortgage Loan plus the original principal amount of the Mortgage Loan that is secured by prior Mortgages on such real estate, if any, bears to (b) the Appraised Value of such real estate.

         "MONTH-END PERIOD": the period beginning on the third to the last Business Day of each month and ending on the fifth Business Day of the following month.

         "P&I CLEANUP PERIOD": a period of five consecutive days designated by the Borrower occurring during the period beginning on or after the 15th day of one month and ending on or before the 14th day of the following month during which no Pool P&I Payment Receivables shall be included in the calculation of Eligible Servicing Receivables. The Borrower shall make such designation monthly and shall notify the Agent thereof on or prior to the first day of each designated P&I Cleanup Period.

         "POOL P&I PAYMENT": a recoverable payment of delinquent principal or interest on a Mortgage Loan (other than a Mortgage Loan which is in bankruptcy or in the process of foreclosure) which is part of a pool of Mortgage Loans backing a Mortgage-backed Security and which payment the Company is obligated to fund under a Servicing Contract.

         "POOL P&I PAYMENT RECEIVABLE": on a date of determination, a valid, readily enforceable claim of the Company to retain amounts received or to be received from an obligor under a Mortgage Loan serviced by the Company that is currently due from such obligor to reimburse the Company for a Pool P&I Payment.

         "RISK RATING": the risk rating of a Mortgage Loan, determined using the Underwriting Guidelines or other applicable standards of the Investor to which such Mortgage Loan is to be sold by the Company under a Take-Out Commitment previously issued to the Company by such Investor, provided such underwriting guidelines or other applicable standards comply with industry standards in the sole judgment of the Agent.

         "SECOND MORTGAGE": a Mortgage which is subject to one prior or superior Mortgage.

         "T&I PAYMENT": a recoverable payment of real estate taxes or insurance premiums in respect of a Mortgage Loan (other than a Mortgage Loan that is in bankruptcy or in the process of foreclosure) which is serviced by the Company and which the Company is obligated to fund under a Servicing Contract.

         "T&I RECEIVABLE": on any date of determination, a valid, readily enforceable claim against any obligor on any Mortgage Loan and the accounts of such obligor for repayment of any T&I Payment made by the Company that is currently due from such obligor to reimburse the Company for a T&I Payment.

         "TAKE-OUT COMMITMENT": a current, written commitment issued to the Company by an Investor to purchase Mortgage Loans, at a definite price or yield, within a specified time period.

                                                         SCHEDULE 1.01(b) TO
                                                   THIRD AMENDMENT TO FOURTH
                                                        AMENDED AND RESTATED
                                                            CREDIT AGREEMENT

                          SCHEDULE 1.01(b)

                         LENDER COMMITMENTS


Lender                                           Commitment
------                                           ----------

U.S. Bank National Association                     $75,000,000
Guaranty Federal Bank, F.S.B.                      $65,000,000
Bank United                                        $50,000,000
Residential Funding Corporation                    $50,000,000
Chase Bank of Texas, N.A.                          $30,000,000
Union Bank of California, N.A.                     $20,000,000

                                                              SCHEDULE 3.01 TO
                                                     THIRD AMENDMENT TO FOURTH
                                                          AMENDED AND RESTATED
                                                              CREDIT AGREEMENT

                               SCHEDULE 3.01

                    NEW CENTURY FINANCIAL CORPORATION

                                SUBSIDIARIES



                                                   State or other Jurisdiction
Name                                                     of Incorporation
----                                               ---------------------------
New Century Mortgage Corporation                         California
   (also doing business as NCMC
   Mortgage Corporation)
   NC Capital Corporation                                California
      NC Residual II Corporation                         Delaware
      New Century Mortgage
        Securities, Inc.                                 Delaware
      New Century R.E.O. Corp.                           California
   NC Residual Corporation                               Delaware
   Worth Funding Incorporated                            California
PWF Corporation                                          California
   (also doing business as Primewest
   Funding and Western Capital Mortgage)
Anyloan Financial Corporation                            Delaware
   anyloan.com                                           California
   NC Insurance Services, Inc.                           Louisiana


                                                              SCHEDULE 3.05 TO
                                                     THIRD AMENDMENT TO FOURTH
                                                          AMENDED AND RESTATED
                                                              CREDIT AGREEMENT


                                SCHEDULE 3.05

                                  LITIGATION

On May 11, 2000, New Century Mortgage Corporation was served with a Summons/Complaint entitled MICHAEL WARD AND LINDA WARD, AND KEVIN PAQUETTE AND ALTHEA PAQUETTE ON BEHALF OF THEMSELVES AND OTHER SIMILARLY SITUATED V. NEW CENTURY MORTGAGE CORPORATION, ET AL. The case was filed on May 2, 2000 in California Superior Court for the County of Alameda.